EXHIBIT 1(c)

                               ARTICLES OF MERGER

                                     MERGING

                          LAZARD GOVERNMENT FUND, INC.
                    (a Corporation of the State of Maryland)

                                      INTO

                         LAZARD TAX-FREE RESERVES, INC.
                    (a Corporation of the State of Maryland)

            FIRST: Lazard Government Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, and Lazard Tax-Free Reserves, Inc., a corporation organized and existing under the laws of the State of Maryland, agree that said Lazard Government Fund, Inc. shall be merged into said Lazard Tax-Free Reserves, Inc. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger.

            SECOND: Lazard Tax-Free Reserves, Inc., a corporation organized and existing under the laws of the State of Maryland, shall survive the merger and shall continue under the name "Lazard Freres Funds, Inc."

            THIRD: The parties to these Articles of Merger are Lazard Government Fund, Inc. a corporation organized and existing under the laws of the State of Maryland, and Lazard Tax-Free Reserves Inc., a corporation organized and existing under the laws of the State of Maryland.

            FOURTH: The following amendment of the articles of incorporation of the surviving corporation are to be effected as part of the merger:

            By striking out Article II of the Articles of Incorporation of the surviving corporation are inserting in lieu thereof the following:

            Article II: Name. The name of the corporation is Lazard Freres Funds, Inc. (the "Corporation").

            FIFTH: The total number of shares of all classes of stock which said Lazard Government Fund, Inc. has authority to issue is 10,000,000,000 shares of Capital Stock of the par value of $.001 each and of the aggregate par value of $10,000,000.

            The total number of shares of all classes of stock which said Lazard Tax-Free Reserves, Inc. has authority to issue is 10,000,000,000 shares of Capital Stock of the par value of $.001 each and of the aggregate par value of $10,000,000, of which 3,000,000,000 shares are designated as "Lazard Cash Fund", 3,000,000,000 shares are designated as "Lazard Government Fund", 1,000,000,000 shares are designated as "Lazard Tax-Free Money Market Fund", 100,000,000 shares are designated as "Lazard Tax-Free Bond Fund", 100,000,000 shares are designated as "Lazard New York Tax-Free Bond Fund", 100,000,000 shares are designated as "Lazard Bond Fund" and 100,000,000 shares are designated as "Lazard Equity Fund".

            SIXTH: The manner and basis of converting or exchanging issued stock of the merged corporation into stock of the surviving corporation and the treatment of any issued stock of the merged corporation not to be so converted or exchanged are set forth in the Agreement and Plan of Merger, dated as of May 1, 1997, between said Lazard Government Fund, Inc. and said Lazard Tax-Free Reserves, Inc., attached hereto as Exhibit I and incorporated herein by reference.

            SEVENTH: The principal office of said Lazard Government Fund, Inc. is located in the City of New York, State of New York. Said Lazard Government Fund, Inc. does not own property in the State of Maryland the title to which could be affected by the recording of an instrument among the Land Records.

            The principal office of said Lazard Tax-Free Reserves, Inc. is located in the City of New York, State of New York.

            EIGHTH: The terms and conditions of the transaction set forth in the articles were advised, authorized and approved by each corporation party to the articles in the manner and by the vote required by its charter and the laws of the place where it is organized.

            NINTH: The merger was approved in the following manner by Lazard Tax-Free Reserves, Inc.

            The transaction of merger was (a) duly advised by the Board of Directors of said Lazard Tax-Free Reserves,

Inc. by the adoption an December 18, 1986 of a resolution declaring that the merger herein proposed was advisable substantially upon the terms and conditions set forth in these Articles of Merger and directing that the proposed merger be submitted for action thereon at the annual meeting of the stockholders of said corporation; and (b) duly approved by the stockholders of said corporation at the said meeting of stockholders held on April 21, 1987, by the affirmative vote of a majority of the shares of capital stock of said corporation.

            TENTH: The merger was approved in the following manner by Lazard Government Fund, Inc.

            The transaction of merger was (a) duly advised by the Board of Directors of said Lazard Government Fund, Inc. by the adoption an December 18, 1986 of a resolution declaring that the merger herein proposed was advisable substantially upon the terms and conditions set forth in these Articles of Merger and directing that the proposed merger be submitted for action thereon at the annual meeting of the stockholders of said corporation; and (b) duly approved by the stockholders of said corporation in the manner and by the vote required by law at the said meeting of stockholders held on April 21, 1987, by the affirmative vote of a majority of the shares of capital stock of said corporation.

            ELEVENTH: The merger shall be effected on May 1, 1987.

            IN WITNESS WHEREOF, Lazard Government Fund, Inc. and Lazard Tax-Free Reserves, Inc., the corporations parties to the merger, have caused these Articles of Merger to be signed in their respective corporate names and on their behalf by their respective presidents and attested by their respective secretaries all as of the 28th day of April, 1987.

                                    LAZARD GOVERNMENT FUND, INC.


                                    By: /s/ Karl A. Deavers
                                       --------------------------------------
                                                  Karl A. Deavers
                                                    President

/s/ Irene McC. Pelliconi
-------------------------------
     Irene McC. Pelliconi
          Secretary

                                    LAZARD TAX-FREE RESERVES, INC.


                                    By: /s/ Karl A. Deavers
                                       --------------------------------------
                                                  Karl A. Deavers
                                                    President

Attested:


/s/ Irene McC. Pelliconi
-------------------------------
     Irene McC. Pelliconi
          Secretary

STATE OF NEW YORK  }
                   } ss.:
COUNTY OF NEW YORK }

            The undersigned, President of LAZARD GOVERNMENT FUND, INC., who executed on behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                          /s/ Karl A. Deavers
                                          --------------------------------------
                                          Karl A. Deavers

Sworn to before me on
this 29 day of April, 1987


/s/ Linda C. Joyce
--------------------------------------
Notary Public

           LINDA C. JOYCE
  NOTARY PUBLIC. State of New York
           NO.24-4606383
    Qualified in Rockland County
 Commission Expires August 31, 1989

STATE OF NEW YORK  }
                   } ss.:
COUNTY OF NEW YORK }

      The undersigned, President of LAZARD TAX-FREE RESERVES, INC., who executed on behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                          /s/ Karl A. Deavers
                                          --------------------------------------
                                          Karl A. Deavers

Sworn to before me on
this 29 day of April, 1987


/s/ Linda C. Joyce
--------------------------------------
Notary Public

           LINDA C. JOYCE
  NOTARY PUBLIC. State of New York
           NO.24-4606383
    Qualified in Rockland County
 Commission Expires August 31, 1989

                               ARTICLES OF MERGER

                                     MERGING

                        LAZARD CASH MANAGEMENT FUND, INC.
                    (a Corporation of the State of Maryland)

                                      INTO

                         LAZARD TAX-FREE RESERVES, INC.
                    (a Corporation of the State of Maryland)

            FIRST: Lazard Cash Management Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, and Lazard Tax-Free Reserves, Inc., a corporation organized and existing under the laws of the State of Maryland, agree that said Lazard Cash Management Fund, Inc. shall be merged into said Lazard Tax-Free Reserves, Inc. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger.

            SECOND: Lazard Tax-Free Reserves, Inc., a corporation organized and existing under the laws of the State of Maryland, shall survive the merger and shall continue under the name "Lazard Freres Funds, Inc."

            THIRD: The parties to these Articles of Merger are Lazard Cash Management Fund, Inc. a corporation organized and existing under the laws of the State of Maryland, and Lazard Tax-Free Reserves, Inc., a corporation organized and existing under the laws of the State of Maryland.

            FOURTH: The following amendment of the articles of incorporation of the surviving corporation are to be effected as part of the merger:

            By striking out Article II of the Articles of Incorporation of the surviving corporation are inserting in lieu thereof the following:

            Article II: Name. The name of the corporation is Lazard Freres Funds, Inc. (the "Corporation").

            FIFTH: The total number of shares of all classes of stock which said Lazard Cash Management Fund, Inc. has authority to issue is 10,000,000,000 shares of Capital Stock of the par value of $.001 each and of the aggregate par value of $10,000,000.

            The total number of shares of all classes of stock which said Lazard Tax-Free Reserves, Inc. has authority to issue is 10,000,000.000 shares of Capital Stock of the par value of $.001 each and of the aggregate par value of $10,000,000, of which 3,000,000,000 shares are designated as "Lazard Cash Fund", 3,000,000,000 shares are designated as "Lazard Government Fund", 1,000,000,000 shares are designated as "Lazard Tax-Free Money Market Fund", 100,000,000 shares are designated as "Lazard Tax-Free Bond Fund", 100,000,000 shares are designated as "Lazard New York Tax-Free Bond Fund", 100,000,000 shares are designated as "Lazard Bond Fund" and 100,000,000 shares are designated as "Lazard Equity Fund".

            SIXTH: The manner and basis of converting or exchanging issued stock of the merged corporation into stock of the surviving corporation and the treatment of any issued stock of the merged corporation not to be so converted or exchanged are set forth in the Agreement and Plan of Merger, dated as of May 1, 1987, between said Lazard Cash Management Fund, Inc. and said Lazard Tax-Free Reserves, Inc., attached hereto as Exhibit I and incorporated herein by reference.

            SEVENTH: The principal office of said Lazard Cash Management Fund, Inc. is located in the City of New York, State of New York. Said Lazard Cash Management Fund, Inc. does not own property in the State of Maryland the title to which could be affected by the recording of an instrument among the Land Records.

            The principal office of said Lazard Tax-Free Reserves, Inc. is located in the City of New York, State of New York.

            EIGHTH: The terms and conditions of the transaction set forth in the articles were advised, authorized and approved by each corporation party to the articles in the manner and by the vote required by its charter and the laws of the place where it is organized.

            NINTH: The merger was approved in the following manner by Lazard Tax-Free Reserves, Inc.

            The transaction of merger was (a) duly advised by the Board of Directors of said Lazard Tax-Free Reserves,

Inc. by the adoption on December 18, 1986 of a resolution declaring that the merger herein proposed was advisable substantially upon the terms and conditions set forth in these Articles of Merger and directing that the proposed merger be submitted for action thereon at the annual meeting of the stockholders of said corporation; and (b) duly approved by the stockholders of said corporation at the said meeting of stockholders held on April 21, 1987, by the affirmative vote of a majority of the shares of capital stock of said corporation.

            TENTH: The merger was approved in the following manner by Lazard Cash Management Fund, Inc.

            The transaction of merger was (a) duly advised by the Board of Directors of said Lazard Cash Management Fund, Inc. by the adoption on December 18, 1986 of a resolution declaring that the merger herein proposed was advisable substantially upon the terms and conditions set forth in these Articles of Merger and directing that the proposed be submitted for action thereon at the annual meeting merger of the stockholders of said corporation; and (b) duly approved by the stockholders of said corporation in the manner and by the vote required by law at the said meeting of stockholders held on April 21, 1987, by the affirmative vote of a majority of the shares of capital stock of said corporation.

            ELEVENTH: The merger shall be effected on May 1, 1987.

            IN WITNESS WHEREOF, Lazard Cash Management Fund, Inc., and Lazard Tax-Free Reserves, Inc., the corporations parties to the merger, have caused these Articles of Merger to be signed in their respective corporate names and on their behalf by their respective presidents and attested by their respective secretaries all as of the 28th day of April, 1987.

                                    LAZARD CASH MANAGEMENT FUND, INC.


                                    By: /s/ Karl A. Deavers
                                       --------------------------------------
                                                  Karl A. Deavers
                                                    President

/s/ Irene McC. Pelliconi
-------------------------------
     Irene McC. Pelliconi
          Secretary

                                    LAZARD TAX-FREE RESERVES, INC.


                                    By: /s/ Karl A. Deavers
                                       --------------------------------------
                                                  Karl A. Deavers
                                                    President

Attested:


/s/ Irene McC. Pelliconi
-------------------------------
     Irene McC. Pelliconi
          Secretary

STATE OF NEW YORK  }
                   } ss.:
COUNTY OF NEW YORK }

            The undersigned, President of LAZARD CASH MANAGEMENT FUND, INC., who executed an behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                          /s/ Karl A. Deavers
                                          --------------------------------------
                                          Karl A. Deavers

Sworn to before me on
this 29 day of April, 1987


/s/ Linda C. Joyce
--------------------------------------
Notary Public

           LINDA C. JOYCE
  NOTARY PUBLIC. State of New York
           NO.24-4606383
    Qualified in Rockland County
 Commission Expires August 31, 1989

STATE OF NEW YORK  }
                   } ss.:
COUNTY OF NEW YORK }

                    The undersigned, President of LAZARD TAX-FREE RESERVES, INC., who executed an behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                          /s/ Karl A. Deavers
                                          --------------------------------------
                                          Karl A. Deavers

Sworn to before me on
this 29 day of April, 1987


/s/ Linda C. Joyce
--------------------------------------
Notary Public

           LINDA C. JOYCE
  NOTARY PUBLIC. State of New York
           NO.24-4606383
    Qualified in Rockland County
 Commission Expires August 31, 1989